UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 16, 2007

 TeamStaff, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1545 Peachtree Street, N.E., Suite 340

Atlanta, GA 30309

(Address and zip code of principal executive offices)

 (732) 748-1700

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 18, 2007, James D. Houston, the Company’s General Counsel, Vice President of Business and Legal Affairs and Corporate Secretary was appointed Chief Operating Officer. Mr. Houston will retain his position as General Counsel and Corporate Secretary.

James D. Houston assumed his current position as Vice President and Chief Legal Officer of TeamStaff in May 2005. Mr. Houston has spent most of his career acting as the chief legal officer for several public and private companies. From 1999 through 2005, several companies engaged Mr. Houston through his own independent consulting firm. Mr. Houston was general counsel for SITA and division counsel for the Strategic and Global Licensing Division of SAS Institute, Inc. from 1997 through 1999. Prior to joining SAS Institute, Mr. Houston spent six years as an independent legal consultant after having worked as an associate for the national law firms Adams, Duque and Hazeltine and Keck, Mahin and Cate from 1987 through 1991. Mr. Houston holds a Juris Doctorate from Boston University School of Law and a B.A. in Political Science and Philosophy from Long Island University. He is admitted to practice law in New York and California.

Mr. Houston’s compensation arrangements remain as currently set forth with the Company since 2005, although the Company intends to amend these compensation arrangements, or enter into a new compensation arrangement with Mr. Houston, in the near future.

Effective January 16, 2007, Mr. Ben Dyer resigned as a member of the Company’s Board of Directors.

A copy of the Company’s January 22, 2007 Press Release accompanies this filing.

References in this filing to “TeamStaff” the “Company,” “we,” “us” and “our” refer to TeamStaff, Inc. and its wholly owned subsidiaries. This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal Securities Laws.  Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this report involve known and unknown risks, uncertainties and other factors which could cause TeamStaff’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements.  We based these forward-looking statements on our current expectations and best estimates and projections about future events. Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. The following factors (among others) could cause our actual results to differ materially from those implied by the forward-looking statements in this Current Report on Form 8-K: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel;  our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients’, physician practice groups’ and U.S. Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff;  our ability to successfully bid on government contract opportunities, to win the bids and then to fully implement the contracts once awarded; the process of government contracting in general including, but not limited to, the protest process, and the on-time commencement of government contracts awarded; the general level of patient occupancy at our hospital, healthcare facility clients’ and physician practice groups’ facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the ability of our hospital, healthcare facility and physician practice group clients to retain and increase the productivity of their permanent staff; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; our ability to carry out our business strategy; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other regulatory and tax developments; the effect of recognition by us of an impairment to goodwill; the effect of adjustments by us to accruals for self-insured retentions and other one-time events and other important factors disclosed previously and from time-to-time in TeamStaff’s filings with the U.S. Securities Exchange Commission.  These factors are described in further detail in TeamStaff's filings with the U.S. Securities and Exchange Commission. Other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are set forth in our Annual Report on Form 10-K for the year ended September 30, 2006 and other previously filed Current Reports on Form 8-K. We undertake no obligation to update the forward-looking statements in this filing.

Item 9.01: Financial Statements and Exhibits.

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits.

99.1 Press Release dated January 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

By: /s/ James D. Houston
Name: James D. Houston
Title: Chief Legal Officer
Date: January 22, 2007